UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2022

SeaWorld Entertainment, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35883	27-1220297
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6240 Sea Harbor Drive, Orlando, Florida		32821
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 226-5011

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SEAS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)(b) On June 13, 2022, SeaWorld Entertainment, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”).  A quorum was present at the meeting as required by the Company’s Bylaws.  The immediately following charts set forth the number of votes cast for and against, and the number of abstention votes and broker non-votes, with respect to each matter voted upon by the stockholders.

Proposal 1 – Election of Directors

Ronald Bension, James Chambers, William Gray, Timothy Hartnett, Charles Koppelman, Yoshikazu Maruyama, Thomas E. Moloney, Neha Jogani Narang, Scott Ross and Kimberly Schaefer were elected to the Board of Directors to serve as directors until the Company’s 2023 Annual Meeting of Stockholders and until their successors have been duly elected and qualified.

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Ronald Bension	63,087,519	90,773	4,975	4,043,342
James Chambers	51,136,923	11,540,939	505,405	4,043,342
William Gray	62,044,118	1,134,244	4,905	4,043,342
Timothy Hartnett	63,080,585	97,772	4,910	4,043,342
Charles Koppelman	62,081,993	1,076,888	24,386	4,043,342
Yoshikazu Maruyama	53,730,326	9,446,523	6,418	4,043,342
Thomas E. Moloney	53,676,962	9,500,648	5,657	4,043,342
Neha Jogani Narang	63,130,304	46,759	6,204	4,043,342
Scott Ross	52,243,908	10,916,036	23,323	4,043,342
Kimberly Schaefer	61,969,297	1,208,484	5,486	4,043,342

Proposal 2 – Ratification of Independent Registered Public Accounting Firm

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified.

Votes For	Votes Against	Votes Abstained
67,077,767	140,562	8,280

Proposal 3 – Non-binding Vote on Executive Compensation

The stockholders approved, on an advisory, non-binding basis, the compensation paid to the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
51,142,453	12,017,370	23,444	4,043,342

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAWORLD ENTERTAINMENT, INC.

Date: June 14, 2022	By:	/s/ G. Anthony (Tony) Taylor
	Name:	G. Anthony (Tony) Taylor
	Title:	Chief Legal Officer, General Counsel and Corporate Secretary